UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 8, 2024

GREAT SOUTHERN BANCORP, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-18082	43-1524856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1451 East Battlefield, Springfield, Missouri	65804
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (417) 887-4400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GSBC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07  Submission of Matters to a Vote of Security Holders

On May 8, 2024, Great Southern Bancorp, Inc. ("Bancorp") held its 2024 Annual Meeting of Stockholders. A quorum was present and the results of the meeting, which exclude shares beneficially owned in excess of the 10% voting limitation in Bancorp's charter, are as follows:

1)  Election of three directors, each for a term of three years:

	Number of Shares
Nominee	Votes For	Votes Withheld	Broker Non-Votes
Thomas J. Carlson	6,705,488	1,295,668	1,494,676
Debra Mallonee (Shantz) Hart	7,619,984	381,172	1,494,676
Joseph W. Turner	7,927,665	73,491	1,494,676

2)  Advisory (non-binding) vote on executive compensation:

Number of Shares
Votes For	Votes Against	Abstentions	Broker Non-Votes
7,627,308	345,979	27,869	1,494,676

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal.  Accordingly, this proposal was approved.

3)  Advisory (non-binding) vote on frequency of future advisory votes on executive compensation:

Number of Shares
One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
7,267,573	28,383	682,314	22,886	1,494,676

Bancorp’s board of directors has determined, in light of the results of the vote on this item, that Bancorp will hold an advisory vote on executive compensation every year until the next required vote on the frequency of advisory votes on executive compensation.

4)  Ratification of the appointment of FORVIS, LLP as Bancorp’s independent registered public accounting firm for the fiscal year ending December 31, 2024:

Number of Shares
Votes For	Votes Against	Abstentions	Broker Non-Votes
9,330,378	158,037	7,417	---

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal.  Accordingly, this proposal was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREAT SOUTHERN BANCORP, INC.

Date: May 14, 2024	By:	/s/ Joseph W. Turner
Joseph W. Turner, President and Chief Executive Officer